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                         THE CHUBB AMERICA FUND, INC.
           THE CHUBB INSURANCE COMPANY OF AMERICA SEPARATE ACCOUNT A


                Supplement to the Prospectus dated May 1, 1996
                      Date of Supplement: April 2, 1997

The Chubb Corporation ("Chubb") has entered into an agreement to sell one of its wholly-owned subsidiaries, Chubb Life Insurance Company of America ("Chubb Life"), to Jefferson-Pilot Corporation. Jefferson Pilot Corporation is a shareholder-owned life insurance holding company which owns, among other companies, Jefferson-Pilot Life and Alexander Hamilton Life. The sale is subject to certain regulatory approvals, and is expected to be completed on or about April 30, 1997.

One of Chubb Life's subsidiaries is Chubb Investment Advisory Corporation ("CIAC"), which serves as investment manager to The Chubb America Fund, Inc. (the "Fund"). As a result of the change of ownership of CIAC, which will occur as a result of the sale of Chubb Life, the Fund is required by the federal securities laws to enter into a new Investment Management Agreement with CIAC or its successor entity and new Sub-Investment Management Agreements between CIAC and the sub-advisers for each of the Fund's nine series (collectively, "New Agreements").

The Fund expects to issue shortly a proxy statement containing details about, among other things, the transaction and the contents of the proposed New Agreements. Chubb Life will provide copies of the proxy statement to the owners of flexible premium variable life contracts funded through Separate Account A and will request that owners of such contracts provide voting instructions to Chubb Life concerning these matters.